Exhibit 10.7

SUPPLEMENT TO

AMENDED AND RESTATED TERM LOAN AGREEMENT

THIS SUPPLEMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT (this “Supplement”), is entered into as of February 4, 2013, by and among BFI CO., LLC, a Delaware limited liability company(“Lender”), and, on the other hand, PHIBRO ANIMAL HEALTH CORPORATION, a New York corporation (“Borrower”), and the other parties listed on the signature page hereto (the “Guarantors”).

WHEREAS, reference is hereby made to that certain Amended and Restated Term Loan Agreement dated as of June 24, 2010 (as heretofore or hereafter amended, the “Loan Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement);

WHEREAS, the Loan Agreement establishes certain conditions, as set forth in Section 5.7 thereof, under which Restricted Subsidiaries would be required to guarantee the obligations of the Borrower under the Loan Agreement, with Section 5.7 providing (among other things) that if, after the Effective Date, the Borrower or any Restricted Subsidiary shall acquire or create another Subsidiary (other than a Foreign Subsidiary or a Subsidiary that has been designated an Unrestricted Subsidiary), then the Borrower shall cause such Restricted Subsidiary to execute and deliver to Lender a supplement to the Guaranty or any other guarantee in form and substance satisfactory to Lender pursuant to which such Restricted Subsidiary shall unconditionally guarantee all of Obligations;

WHEREAS, on December 20, 2012, OmniGen Research, LLC, an Oregon limited liability company (“OmniGen”), became a Subsidiary of Prince Agri Products, Inc., a Delaware corporation and Restricted Subsidiary and, by virtue thereof, constitutes a Restricted Subsidiary that is not a Foreign Subsidiary; and

WHEREAS, this Supplement amends or supplements the Loan Agreement and the Guaranty set forth in Section 14.1 of the Loan Agreement to add OminGen as an additional Guarantor under the Loan Agreement, and, accordingly satisfies the criteria of Section 5.7 of the Loan Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that, effective as of the date hereof:

1.           (a)          OminGen hereby agrees to be bound by the Loan Agreement, as amended by this Supplement and as hereafter amended in accordance with the terms of the Loan Agreement, to the same extent as though the Loan Agreement were incorporated and fully set forth in this Supplement; and, by virtue thereof, hereby becomes a Guarantor for all purposes.

(b)          Without limiting the generality of subsection (a) above, OminGen (with each other Guarantor), by execution of this Supplement, jointly and severally, unconditionally joins in and becomes bound by the Guaranty as set forth in Section 14.1 of the Loan Agreement.

2.           Except as expressly provided herein, all terms and conditions of the Loan Agreement shall continue in full force and effect.

3.           This Supplement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Supplement. Delivery of an executed counterpart of this Supplement by electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Supplement. Any party delivering an executed counterpart of this Supplement by electronic transmission also shall deliver an original executed counterpart of this Supplement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Supplement.

4.           This Supplement, together with the Loan Agreement and the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

[Signature page to follow.]

2

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to Amended and Restated Term Loan Agreement to be executed and delivered as of the date first above written.

PHIBRO ANIMAL HEALTH CORPORATION,
as Borrower

By:	/s/ David C. Storbeck

Name:	David C. Storbeck
Title:	Vice President

GUARANTORS:

PRINCE AGRI PRODUCTS, INC.
PHIBROCHEM, INC.
PHIBRO ANIMAL HEALTH HOLDINGS, INC.
PHIBRO CHEMICALS, INC.
WESTERN MAGNESIUM CORP.
C.P. CHEMICALS, INC.
PHILIPP BROTHERS CHEMICALS, INC.
PHIBROWOOD, LLC
PHIBRO-TECH, INC.
OMNIGEN RESEARCH, LLC
By: PRINCE AGRI PRODUCTS, INC.,
Its Sole Member
FIRST DICE ROAD COMPANY, A CALIFORNIA LIMITED
PARTNERSHIP
By: WESTERN MAGNESIUM CORP.,
Its General Partner

By:	/s/ David C. Storbeck
Name: David C. Storbeck
Title: Vice President

BFI CO., LLC,
as Lender

By:	/s/ Jack C. Bendheim
Name: Jack C. Bendheim
Title: Class A Manager

[SIGNATURE PAGE TO SUPPLEMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT]